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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

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                         Date of Report: March 26, 2003

                               OUTLOOK GROUP CORP.
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             (Exact name of registrant as specified in its charter)


           Wisconsin                  000-18815                 39-1278569
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(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)

1180 American Drive, Neenah, Wisconsin               54956
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(Address of principal executive offices)             (Zip Code)



               Registrant's telephone number, including area code:
                                 (920) 722-2333
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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         The following exhibit is furnished pursuant to Item 12 of this Report:

         99.1     Outlook Group press release dated March 26, 2003


Item 9.  Regulation FD Disclosure

Results of Operations and Financial Condition.

On March 26, 2003, Outlook Group Corp. announced its results for the third quarter of fiscal 2003, ended March 1, 2003, and for the nine months then ended. A copy of Outlook Group's related press release is furnished to the Commission by attaching it as an exhibit to this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 31, 2003                                /s/ Paul M. Drewek
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                                                     Paul M. Drewek
                                                     Chief Financial Officer






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